Other non-financial liabilities (Detail) - USD ($) $ in Millions	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023
Other Non-Financial Liabilities [Line Items]
Compensation-related liabilities	$ 7,771	$ 6,530	$ 9,746
of which: net defined benefit liability	757	772	796
Current tax liabilities	1,303	1,447	1,460
Deferred tax liabilities	319	330	325
VAT, withholding tax and other tax payables	1,070	888	1,120
Deferred income	763	670	635
Other	494	524	802
Total other non-financial liabilities	$ 11,720	$ 10,388	$ 14,089